Exhibit 10.20

AMENDMENT DATED JUNE 29, 2016 TO THE STARWOOD 2013 LONG-TERM INCENTIVE COMPENSATION PLAN, THE STARWOOD 2004 LONG-TERM INCENTIVE COMPENSATION PLAN, THE STARWOOD 2002 LONG-TERM INCENTIVE COMPENSATION PLAN, AND THE STARWOOD 1999 LONG-TERM INCENTIVE COMPENSATION PLAN

UNANIMOUS WRITTEN CONSENT OF THE
COMPENSATION COMMITTEE
OF THE
BOARD OF DIRECTORS OF
STARWOOD HOTELS & RESORTS WORLDWIDE, INC.

The undersigned, being all of the members of the Compensation Committee (the “Committee”) of the Board of Directors (“Board”) of Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation (the “Company”), acting under the authority granted by the applicable provisions of the Maryland General Corporation Law, waive notice and formal convening of a special meeting of the Committee and adopt the following resolutions by Unanimous Written Consent (this “Consent”) in lieu of a meeting as of June 29, 2016:

WHEREAS, the Company sponsors the Starwood Hotels & Resorts Worldwide, Inc. 2013 Long-Term Incentive Compensation Plan (the “2013 Plan”), the Starwood Hotels & Resorts Worldwide, Inc. 2004 Long-Term Incentive Compensation Plan, as amended and restated in December 2008, as amended (the “2004 Plan”), the Starwood Hotels & Resorts Worldwide, Inc. 2002 Long-Term Incentive Compensation Plan, as amended (the “2002 Plan”), the Starwood Hotels & Resorts Worldwide, Inc. 1999 Long-Term Incentive Compensation Plan, as amended (the “1999 Plan”), and the Starwood Hotels & Resorts Worldwide, Inc. 1995 Long-Term Incentive Plan, as amended and restated, as amended (the “1995 Plan” and, together with the 2013 Plan, the 2004 Plan, the 2002 Plan and the 1999 Plan, the “Plans”); and

WHEREAS, pursuant to Section 14.1 of the 2002 Plan, Section 14.1 of the 2004 Plan and Section 15.1 of the 2013 Plan, the Committee has reserved the right to amend the Plans (other than the 1999 Plan and the 1995 Plan) from time to time in whole or in part, provided that no such action shall adversely affect any rights or obligations with respect to any awards previously granted under such Plans, unless the affected participants consent in writing; and

WHEREAS, pursuant to Section 16.1 of the 1999 Plan, the Board has reserved the right to amend the 1999 Plan from time to time in whole or in part, subject to Section 16.3 of the 1999 Plan; and

WHEREAS, pursuant to Section 7.2 of the 1995 Plan, the Board has reserved the right to make certain amendments to the 1995 Plan, as described in the 1995 Plan; and

WHEREAS, the Committee’s Charter, as approved by the Board, provides that the Committee will “[a]ct on behalf of the Board in administering (or providing for the administration of) compensation plans approved by the Board or stockholders in a manner consistent with the terms of such plans, including authorizing all awards pursuant to such plans”; and

WHEREAS, the Plans (other than the 1999 Plan and the 1995 Plan) also provide the Committee with authority, inter alia, to interpret, construe and administer the terms and intent of such Plans and any award agreements thereunder; and

WHEREAS, the 1999 Plan and the 1995 Plan also provide the Committee with authority, inter alia, to administer and interpret the 1999 Plan and the 1995 Plan, respectively; and

WHEREAS, the Company has entered into the Agreement and Plan of Merger, dated as of November 15, 2015, by and among the Company, Marriott International, Inc. (“Marriott”), et al., as thereafter amended by the Amendment Number 1 to Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Agreement the Company will become a wholly owned indirect subsidiary of Marriott (the “Merger”); and

WHEREAS, the Committee desires to ensure that, contingent on the closing of the Merger, the administrative and amendment authorities with respect to the Plans are not interrupted on account of the Merger and the resulting dissolution of the Committee; and

WHEREAS, the Company also sponsors the Starwood Hotels & Resorts Worldwide, Inc. Employee Stock Purchase Plan (the “ESPP”); and

WHEREAS, in connection with the Merger, and acknowledging that the last purchases were made under the ESPP in February 2016, with no subsequent contributions to the ESPP since then, the Committee desires to, contingent on the closing of the Merger as contemplated by the Merger Agreement, terminate the ESPP (“ESPP Termination”).

NOW, THEREFORE, BE IT RESOLVED, that, contingent on the closing of the Merger as contemplated by the Merger Agreement, the Committee hereby amends Section 2.8 of the 1999 Plan, in its entirety and effective as of the effective date and time of the Merger, to read as follows:

“2.8.    ‘Committee’ means the Compensation Policy Committee of the Board of Directors of Marriott International, Inc. (‘Marriott’) or such other committee appointed by the Board of Directors of Marriott, the members of which shall be ‘Non-Employee Directors’ within the meaning of Rule 16b-3 under the Exchange Act, or any successor provision. The members of the Committee shall be appointed from time to time by, and shall serve at the direction of, the Board of Directors of Marriott.”; and be it further

RESOLVED, that, contingent on the closing of the Merger as contemplated by the Merger Agreement, the Committee hereby amends the definition of “Committee” as included in the 1995 Plan, in its entirety and effective as of the effective date and time of the Merger, to read as follows:

“ ‘COMMITTEE’ shall mean the Compensation Policy Committee of the Board of Directors of Marriott International, Inc. (‘Marriott’) or such other committee appointed by the Board of Directors of Marriott, the members of which shall be ‘Non-Employee Directors’ within the meaning of Rule 16b-3 under the Exchange Act, or any successor provision. The members of the Committee shall be appointed from time to time by, and shall serve at the direction of, the Board of Directors of Marriott.”; and be it further

RESOLVED, that, contingent on the closing of the Merger as contemplated by the Merger Agreement, the Committee hereby amends Section 2.8 of the 2002 Plan and Section 2.8 of the 2004 Plan, each in its entirety and effective as of the effective date and time of the Merger, to read as follows:

“2.8. ‘Committee’ means the Compensation Policy Committee of the Board of Directors of Marriott International, Inc. (‘Marriott’) or such other committee appointed by the Board of Directors of Marriott, the members of which shall be ‘Non-Employee Directors’ within the meaning of Rule 16b-3 under the Act, or any successor provision. The members of the Committee shall be appointed from time to time by, and shall serve at the direction of, the Board of Directors of Marriott.”; and be it further

RESOLVED, that, contingent on the closing of the Merger as contemplated by the Merger Agreement, the Committee hereby amends Section 2.9 of the 2013 Plan, in its entirety and effective as of the effective date and time of the Merger, to read as follows:

“2.9 ‘Committee’ means the Compensation Policy Committee of the Board of Directors of Marriott International, Inc. (‘Marriott’) or such other committee appointed by the Board of Directors of Marriott, the members of which shall be ‘Non-Employee Directors’ within the meaning of Rule 16b-3 under the Act, or any successor provision. The members of the Committee shall be appointed from time to time by, and shall serve at the direction of, the Board of Directors of Marriott.”; and be it further

RESOLVED, that, contingent on the closing of the Merger as contemplated by the Merger Agreement, the Committee hereby amends Section 16.1 of the 1999 Plan, in its entirety and effective as of the effective date and time of the Merger, to read as follows:

“16.1. Amendment, Modification, and Termination. The Committee or the Board of Directors of Marriott may at any time terminate or from time to time amend the Plan in whole or in part. Marriott will obtain the approval of the stockholders before amending the Plan to the extent required by Code Section 162(m) or 422 and/or the rules of the exchange upon which the shares are traded or other applicable law.”; and be it further

RESOLVED, that, contingent on the closing of the Merger as contemplated by the Merger Agreement, the Committee hereby amends Section 14.1 of the 2002 Plan and Section 14.1 of the 2004 Plan, each in its entirety and effective as of the effective date and time of the Merger, to read as follows:

“14.1 Amendment of Plan. The Committee or the Board of Directors of Marriott may at any time terminate or from time to time amend the Plan in whole or in part, but no such action shall adversely affect any rights or obligations with respect to any Awards previously granted under the Plan, unless the affected Participants consent in writing. Marriott will obtain the approval of the stockholders before amending the Plan to the extent required by Code Section 162(m) or 422 and/or the rules of the exchange upon which the Shares are traded or other applicable law.”; and be it further

RESOLVED, that, contingent on the closing of the Merger as contemplated by the Merger Agreement, the Committee hereby amends Section 15.1 of the 2013 Plan, in its entirety and effective as of the effective date and time of the Merger, to read as follows:

“15.1 Amendment or Termination of Plan. The Committee or the Board of Directors of Marriott may at any time terminate or from time to time amend the Plan in whole or in part, but no such action shall adversely affect any rights or obligations with respect to any Awards previously granted under the Plan, unless the affected Participants consent in writing. Marriott will obtain the approval of the stockholders before amending the Plan to the extent required by Code Section 162(m) or 422 and/or the rules of the exchange upon which the Shares are traded or other applicable law.”; and be it further

RESOLVED, that, contingent on the closing of the Merger as contemplated by the Merger Agreement, the Committee hereby amends Section 7.2 of the 1995 Plan, in its entirety and effective as of the effective date and time of the Merger, to read as follows:

“7.2 AMENDMENTS. The Committee or the Board of Directors of Marriott may at any time terminate or from time to time amend this Plan in whole or in part, but no such action shall adversely affect any rights or obligations with respect to any Awards previously granted under this Plan, unless the affected Plan participants consent in writing. Marriott will obtain the approval of the stockholders before amending this Plan to the extent required by Code Section 162(m) or 422 and/or the rules of the exchange upon which the Corporation Shares are traded or other applicable law.”; and be it further

RESOLVED, that, contingent on the closing of the Merger as contemplated by the Merger Agreement, the ESPP Termination be, and it hereby is, approved and authorized; and be it further

RESOLVED, that the officers of the Company (each, an “Authorized Officer” and, collectively, the “Authorized Officers”) be, and each of them hereby is, authorized to certify as having been adopted by the Committee any and all other resolutions necessary, advisable or appropriate to implement the matters contemplated by the foregoing resolutions, provided that the Secretary of the Company shall include a copy of any such resolutions certified pursuant to the authority given in this resolution with the records of the Company; and, be it further

RESOLVED, that any and all actions previously taken or caused to be taken by the directors or officers of the Company, or any of them, in connection with any of the matters contemplated by any of the foregoing resolutions are hereby acknowledged to be duly authorized acts and deeds performed on behalf of the Company and are hereby approved, adopted, accepted and ratified in all respects; and be it further

RESOLVED, that the Authorized Officers be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Company and under its corporate seal where required, to execute and deliver such additional instruments and documents, and to take or cause to be taken such other actions, as the Authorized Officers or any of them may deem necessary, advisable or appropriate to implement the purposes and intent of the foregoing resolutions, each such instrument and document to be in such form and to contain such information, consistent with the foregoing resolutions, as the Authorized Officers executing the same may approve, the execution and delivery of any such instrument or document by any such officer or the taking of such action to be conclusive evidence of such authorization and approval; and be it further

RESOLVED, that this Consent may be executed or authorized in counterparts, in writing or by electronic transmission, and all such executed or authorized counterparts together shall constitute one instrument.

BALANCE OF PAGE INTENTIONALLY BLANK

IN WITNESS WHEREOF, the undersigned have executed this Unanimous Written Consent of the Compensation Committee as of the first date written above.

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Thomas E. Clarke                    Eric Hippeau

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Clayton C. Daley, Jr.                    Thomas O. Ryder

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Lizanne Galbreath